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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  April 20, 1999
                                                           --------------


                                ebank.com, Inc.
                                ---------------
                           (Exact name of registrant
                          as specified in its charter)



     Georgia                      333-41545              58-2349097
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    (State or other              (Commission             (I.R.S. Employer
    jurisdiction of              File Number)            Identification No.)
    incorporation)



   2410 Paces Ferry Road, Atlanta, Georgia                    30339
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   (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (770) 863-9229
                                                           --------------


                       SOUTHEAST COMMERCE HOLDING COMPANY
                       ----------------------------------
         (Former name or former address, if changed since last report.)



                               Page 1 of 7 Pages
                      The Exhibit Index Appears on Page 4
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ITEM 5.  OTHER EVENTS.

         On April 19, 1999, the Company announced that it will launch its new Internet banking product and service line by the end of the second quarter of 1999. Along with traditional consumer banking services, the Company has developed a special line of Internet banking services specifically tailored to meet the needs of small business customers. The product offering will include, among other products, a business sweep account and a special small business retirement account. The Company plans to introduce a seamless financial services account for stocks, mutual funds, and insurance products in the third quarter of 1999. The Company stated that William W. Klenk, the Company's Director of Internet Banking Services, will be responsible for the development and management of the Company's Internet banking services and products.

         The Company also announced that it has acquired the Internet domain name, ebank.com, which is currently under construction and will be in service in the second quarter of 1999.

         In line with this new initiative, the Company changed its corporate name to ebank.com, Inc. effective April 20, 1999. Initially, the Company will still trade under the symbol "STCH," but the Company intends to apply for a new corporate trading symbol.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) The following information is filed as an exhibit to the Current Report on Form 8-K:

                    Exhibit No.       Description
                    -----------       -----------

                    3.1.1 Articles of Amendment to the Articles of Incorporation
                     99.1             Press release issued April 20, 1999



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ebank.com, Inc.



                                         By:  /s/ Richard A. Parlontieri
                                            -----------------------------------
                                              Richard A. Parlontieri, President


Dated:  April 23, 1999
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                                 Exhibit Index

 Exhibit No.            Description                                      Sequential Page Number
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
 3.1.1                  Articles of Amendment to the Articles of                 Page 5
                        Incorporation

  99.1                  Press release issued April 20, 1999                      Page 6



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